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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20579


                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) - July 5, 2005


                                LITTELFUSE, INC.
             (Exact name of registrant as specified in its charter)

           DELAWARE                    0-20388                  36-3795742
 (State of other jurisdiction        (Commission               (IRS Employer
       of incorporation)             File Number)           Identification No.)

                  800 E. Northwest Hwy., Des Plaines, IL 60016
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (847) 824-1188

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

            Littelfuse, Inc. ("Littelfuse" or the "Company") announced today that it has received the approvals needed under German securities law to enable it to fully integrate Heinrich Industrie AG into Littelfuse. At their annual meeting on May 12, 2005, Heinrich shareholders approved resolutions allowing Littelfuse to combine the two businesses and to start a legal process to purchase the remaining 2.8% of the outstanding Heinrich shares. The resolution allowing Littelfuse to move forward with integration was subsequently registered with the German court.



ITEM 9.01   Financial Statements, Pro Forma Financial Information and Exhibits

            Exhibit 99.1  Press Release, dated July 5, 2005


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        LITTELFUSE, INC.

Date:  July 8, 2005                     By: /s/ Philip G. Franklin
                                            -----------------------
                                        Philip G. Franklin
                                        Vice President, Operations
                                        Support and Chief Financial Officer



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                                  EXHIBIT INDEX

99.1     Press Release, dated July 5, 2005